                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
American Homestar Corporation:



We consent to the use in this Annual Report of American Homestar Corporation on Form 10-K of our report dated April 11, 1997 (June 5, 1997 as to Note 12), relating to the financial statements of Brilliant Holding Corporation and subsidiaries (not presented separately herein) for the years ended December 31, 1996 and 1995.




                                             /s/ Deloitte & Touche LLP





Birmingham, Alabama
August 26, 1999